Exhibit 10.94

SPECTRUMCOMMERCIAL SERVICES

DEBT SUBORDINATION AGREEMENT

This Agreement is entered into as of the 21st day of September, 2022 by the undersigned Creditor for the benefit of Gulf Coast Bank and Trust Company, a Louisiana limited liability company (the "Lender").

WHEREAS, BANK has made or expects to make loans to, or extend credit to, ARCA Recycling, Inc., a California corporation, having the mailing address and principal place of business at 730 I Ohms Lane, Suite 320, Edina Minnesota 55439 (herein called "Borrower"), and whereas Borrower is now or hereafter may be indebted to Lender on account of loans or the other extensions of credit or financial accommodations from Lender to Borrower, or to any other person under the guaranty or endorsement of Borrower.

Creditor has made or may make loans or grant other financial accommodations to B01Tower.

As a condition to making any loan or extension of credit to Borrower, Lender has required that Creditor subordinate the payment of Creditor's loans and other financial accommodations to the payment of any and all indebtedness of Borrower to Lender. Assisting Borrower in obtaining credit accommodations from Lender and subordination pursuant to the terms of this Agreement are in Creditor's best interest.

ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by Lender for the benefit of Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Creditor hereby agrees as follows:

I. Definitions. As used herein, the following terms have the meanings set forth below:

"Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with the Lender Indebtedness, including, but not limited to, the Assignment of Accounts and Security Agreement or the General Credit and Security Agreement by and between Borrower and Lender, or any default under or breach of any such agreement or instrument.

"Lender Indebtedness" means each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender, whether such debt, liability or obligation now exists or is hereafter created o0 incu1Ted, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof any notes issued in whole or partial substitution therefore, including, but not limited to, obligations outstanding under that General Credit and Security Agreement between Lender and Borrower, as it may hereafter be amended, extended or restated (the "Credit Agreement".}

"Subordinated Indebtedness" means each and every debt, liability and obligation of every type and description (including but not limited to interest accrued thereon) which Borrower may now or at any time hereafter owe to Creditor, whether such debts, liabilities or obligations now exist or are hereafter created or incurred, and whether they may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several. The "Subordinated Indebtedness Documents" mean those documents and agreements related, directly or indirectly, to the Subordinated Indebtedness, as they may hereafter be amended or restated.

2.
Subordination. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to Creditor by law or by agreement, Lender shall hold a

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superior security interest in all of Borrower's property and assets, whether tangible or intangible (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by Creditor shall be and remain fully subordinate for all purposes to the security interest of Lender therein for all purposes whatsoever. Creditor will not exercise collection rights as to any Collateral, will not take possession of, collect, sell or dispose of any Collateral, will not claim recoupment, setoff, or any defense or counterclaim against any Collateral, will not notify or contact Borrower's account debtors, and will not exercise or enforce any other right or remedy of any kind which may be available to Creditor before or after default, without Lender's prior written consent. Creditor waives any rights it has or may have to require Lender to marshal any or all Collateral. Creditor acknowledges that Lender makes no representation or warranty concerning the Collateral or the validity, perfection or (except as to the subordination effected hereby) priority of any security interest therein; nor shall Lender have any duty to preserve, protect, care for, insure, take possession of, collect, dispose of or otherwise realize upon any Collateral.

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3.
Payments. Until all of the Lender Indebtedness has been paid in full, Creditor shall not, without Lender's prior written consent, demand, receive or accept any payment (whether of principal, interest or otherwise) from Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness except that Creditor may accept: (a) scheduled, non accelerated payments (but not prepayments) of principal and interest required to be paid under the Subordinated Indebtedness, so long as: (i) such payments do not exceed $25,000 principal plus interest per month, (ii) no Borrower Default has occurred and is continuing or will occur as a result of or immediately following any such payment, and (iii) Lender has not demanded immediate or future payment on SPECTRUM's claim; and, (b) payments of salaries and bonuses to Creditor to the extent that the payment thereof does not cause a Borrower Default to occur.

4.
Receipt of Prohibited Payments.. If Creditor receives any payment on the Subordinated Indebtedness that Creditor is not entitled to receive under the provisions of this Agreement, Creditor will hold the amount so received in trust for Lender and will forthwith turn over such payment to Lender in the form received (except for the endorsement o(Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as Lender may deem appropriate. In the event that Creditor shall exercise any right of setoff which Creditor is not permitted to exercise under the provisions of this Agreement, Creditor will promptly pay over to Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If Creditor fails to make any endorsement required under this Agreement, Lender, or any of its officers or employees or agents on behalf of Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for Creditor to make such endorsement in Creditor's name.

5.
Action on Subordinated Debt. Creditor will not commence any action or proceeding against Borrower to recover all or any pa11 of the Subordinated Indebtedness, or join with any creditor (unless Lender shall so join) in bringing any proceeding against Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full. Creditor will not contest the validity or perfection of Lender's security interest in any of the Collateral. ·

6.
Foreclosure of Collateral. Notwithstanding any security interest now held or hereafter acquired by Creditor, Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to Lender's Indebtedness and/or the Collateral, all without notice to er consent of Creditor except as specifically required by applicable law. Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall Lender be deemed Creditor's agent with respect to the Collateral. All proceeds received by Lender with respect to any Collateral may be applied, first, to pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by Lender's security interest in that Collateral in any order that it may choose.

7.
Bankruptcy and Insolvency, In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of Borrower, dissolution, liquidation or any other marshaling of the assets or liabilities of Borrower, Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligation of Borrower in respect of the Subordinated Indebtedness and will hold in trust for Lender and promptly pay over to Lender in the form received (except for the endorsement of Creditor where necessary) for application to the then-existing Lender indebtedness, any and all moneys, dividends or other property or assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If Creditor shall fail to take any such action, Lender, as attorney-in-fact for Creditor, may take such action on Creditor's behalf. Creditor hereby irrevocably appoints Lender, or any of its officers or employees on behalf of Lender, as the attorney-in-fact for Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in Lender's own name or in the name of Creditor as Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and Creditor will execute and deliver to Lender such other and further powers-of-attorney or instruments as Lender may request in order to accomplish the foregoing.

8.
Restrictive Legend: Transfer of Subordinated Indebtedness. Creditor will cause all notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect thz.t the indebtedness thereby evidenced is subject to the provisions of this Agreement, and Creditor will mar\: its books conspicuously to evidence the subordination effected hereby. Creditor further warrants that any purchaser or transferee of, or successor to, all or any portion of the Subordinated Indebtedness will b, given written notice of the terms of this agreement prior to the time of purchase, transfer or succession and that such purchaser, transferee or successor will be in all respects subject to and bound by this agreement. At the request of Lender, Creditor shall deposit with Lender all of the notes, bonds, debentures or 01),er instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by Lender so long as any of the Lender Indebtedness remains outstanding, Without the prior written consent of Lender, Creditor will not assign, transfer or pledge to any other person any oft),e Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Lender Indebtedness.

9, Continuing Effect. This Agreement shall constitute a continuing agreement of subordination, and Lender may, without notice to or consent by Creditor, modify any terms of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to Creditor and without incurring responsibility to Creditor or impairing or releasing any of Lender's rights or any of Creditor's obligations hereunder:

(a)
change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any of the Lender Indebtedness or any instrument evidencing the same in any manner;

(b)
make loans or extend other financial accommodations to Borrower in any amount and at any time or from time to time, and you ay othe1wise create, er agree, consent to or suffer the creation of indebtedness secured by a security interest in any property of Borrower without notice to or consent by Creditor and without affecting the terms of this agreement.

(c)
sell, exchange, release or otherwise deal with any property at any time securing payment of the Lender Indebtedness or any part thereof;

(d)
release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

(e)
exercise or refrain from exercising any right against Borrower or any other person (including Creditor);

and

(f)
apply any sums received by Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as Lender shall deem appropriate.

10. No Commitment. None of the previsions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of Lender to make any future loans or other extensions of credit or financial accommodations to Borrower.

Notice. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, or (ii) transmitted by certified mail, postage prepaid, return receipt requested:

If to Lender:

Gulf Coast Bank and Trust Company Attention: Legal Department

8011 - 34th Avenue South, Suite 205 Bloomington, MN 55425

If to Creditor:

Isaac Capital Group, LLC Attention: Jon Isaac

325 E Warm Springs Road, Suite I 02 Las Vegas, NV 89119

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed'·:) have been given on (i) the date received if delivered personally, or (ii) the date of posting if delivered by mail.

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12.
Conflict in Agreements. If the subordination provisions of any instrument evidencing Subordinated

Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between Lender and Creditor.

13.
No Waiver. No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed o,• behalf of Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matte: or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of Creditor to Lender in any other respect at any time.

14.
Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota in connection with a;;y controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by either of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the

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A notary public or olt1erofficer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is al1ached, and not the truthfulness, accuracy, or validity of that document.

United States District Court, District of Minnesota, Fourth Division, The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

15.
Binding Effect: Acceptance. This Agreement shall be deemed incorporated into the Subordinated Indebtedness Documents and shall be deemed an amendment thereto. This Agreement shall be binding upon Creditor and Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by Creditor or any other creditor of Borrower. Notice of acceptance by Lender of this Agreement or of reliance by Lender upon this Agreement is hereby waived by Creditor. Except as otherwise provided for in this Agreement, the priority or parity of the rights and claims of Lender and Creditor as general creditors of Borrower (ratl1Cf than as secured parties) shall not be affected or impaired by this Agreement. Any party hereto may file notice of this agreement in the UCC records of any jurisdiction.

16.
Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Should Lender find it necessary to retain counsel to enforce its rights against Creditor 11ereunder, Lender shall recover its attorneys' fees and expenses from the undersigned. An executed counterpart of an 011ginal signature page, or a copy or scan of an executed original, which is delivered physically or by fax, facsimile, or email, shall be effective as delivery of an originally executed counterpart.

IN WITNESS WHEREOF, Creditor has executed this Agreement as of the date and year first above-

written.

SAN DIEGO COUNTY l

NOT

Commission No. 2334611

ZHANNA ARABADZHI l

ARV PUBLIC- CALIFORNIA!

Commission Expires October 1,2024 Jon Isaac t and Chief Executive Officer

California

STATE OF

COUNTY Of San Diego

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) ss.

)

On this 21 day of September, 2022 before me, a Notary Public within and for said county, personally appeared Jon Isaac who being by me duly sworn did say that he is the President and Chief Executive Officer of Isaac Capita! Group, LLC and that the foregoing instrument was signed on behalf of the organization by authority of its Board of Directors and that he acknowledged said instrument to be t he free act and deed of said organization.

Notary Seal:

Acknowledgment by Borrower

The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms· and provisions thereof, (iii) agrees to and with Lender that it shall make no payment on the Subordinated Indebtedness that Creditor would not be entitled to receive under the provisions of the Agreement, (iv) agrees that any such payment made which is not permitted by the terms of this Agreement will constitute a Borrower Default under the Lender Indebtedness, (v) agrees to the release by Lender and/or Creditor to any other party hereto of any information regarding Borrower's operations, financial performance, the existence of a Borrower Default under the Credit Agreement, and any and all other information including but not limited to SPECTRUM's lending availability, and, (vi) releases and holds Lender and Creditor harmless from any claims, actions, damages, or liabilities arising from the provisions of this Agreement.

ARCA RECYCLING, INC.

Virland A. Johnson, Chief Financial Officer